HOLLYWOOD PRODUCTIONS, INC.

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                       TO BE HELD ON MONDAY, MAY 10, 1999


To the Shareholders of HOLLYWOOD PRODUCTIONS, INC.

     NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of Hollywood Productions, Inc. (the "Company") will be held at the Company's offices located at 14 East 60th Street, Suite 402, New York, New York 10022, on Monday, May 10, 1999, at 11:00 a.m. Eastern Standard Time, for the following purposes:

     1. To vote on the proposal to authorize an amendment to the Company's Certificate of Incorporation to effect a change in the name of the Company from Hollywood Productions, Inc. to Shopnet.com, Inc.; and

     2. To transact such other business as properly may be brought before the meeting or any adjournment thereof.

     The close of business on Friday, April 9, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof.

     You are cordially invited to attend the meeting. Whether or not you plan to attend, please complete, date, and sign the accompanying proxy, and return it promptly in the enclosed envelope to assure that your shares are represented at the meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy automatically will be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Special Meeting of Shareholders.


                                              By Order of the Board of Directors


                                                       Robert DiMilia, Secretary


Dated: April 23, 1999

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, AND SIGN THE ENCLOSED PROXY, AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                           HOLLYWOOD PRODUCTIONS, INC.

                                 PROXY STATEMENT

                       FOR SPECIAL MEETING OF SHAREHOLDERS

                           TO BE HELD ON MAY 10, 1999



     This proxy statement and the accompanying form of proxy were mailed on April 23, 1999 to the shareholders of record (as of April 9, 1999) of Hollywood Productions, Inc. (the "Company"), a Delaware corporation, in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Special Meeting to be held on May 10, 1999 and at any adjournment thereof.


                SOLICITATION, VOTING AND REVOCABILITY OF PROXIES

     Shares of the Company's Common Stock, par value $0.001 per share (the "Common Stock"), represented by an effective proxy in the accompanying form will, unless contrary instructions are specified in the proxy, be voted FOR the proposal to authorize an amendment to the Company's Certificate of Incorporation to effect a change in the name of the Company from Hollywood Productions, Inc. to Shopnet.com, Inc.

     Any such proxy may be revoked at any time before it is voted. A shareholder may revoke this proxy (i) by notifying the Secretary of the Company either in writing prior to the Special Meeting or in person at the Special Meeting; (ii) by submitting a proxy bearing a later date; or (iii) by voting in person at the Special Meeting. An affirmative vote of a plurality of the shares of Common Stock present in person or represented by proxy at the Special Meeting and entitled to vote thereon is required to approve the proposal to amend the Company's Certificate of Incorporation. A shareholder voting through a proxy who abstains with respect to the proposal is considered to be present and entitled to vote on the proposal at the meeting, and his abstention is, in effect, a negative vote; however, a shareholder (including a broker) who does not give authority to a proxy to vote or who withholds authority to vote on the proposal shall not be considered present and entitled to vote on same.

     The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram, and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements, and other material to the beneficial owners of the Common Stock held of record by such persons, and the Company may reimburse same for reasonable out-of-pocket expenses incurred in so doing.

     The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 1998 accompanies this proxy statement.

     The principal executive offices of the Company are located at 14 East 60th Street, Suite 402, New York, New York 10022; the Company's telephone number is
(212) 688-9223.

No Dissenters' Rights

     The corporate action described in this proxy statement will not afford to shareholders the opportunity to dissent from the action described herein and to receive an agreed or judicially appraised value for their shares.

               VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The securities entitled to vote at the meeting are the Common Stock. The presence, in person or by proxy, of a majority of shares entitled to vote will constitute a quorum for the meeting. Each share of Common Stock entitles its holder to one vote on each matter submitted to the shareholders. The close of business on April 9, 1999 has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting and any adjournment thereof. On that date, 5,372,971 shares of Common Stock were outstanding. Voting of the shares of Common Stock is on a non-cumulative basis.

     The following table sets forth information as of April 9, 1999 with respect to the beneficial ownership of shares of Common Stock by (i) each person
(including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended), known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's officers and directors, and (iii) all officers and directors as a group. Except to the extent indicated in the footnotes to the following table, each of the individuals listed below possesses sole voting power with respect to the shares of Common Stock listed opposite his name.

            Name and Address                          Number of Shares                    Percent of Common Stock
           of Beneficial Owner                     Beneficially Owned (1)                Beneficially Owned (2)(3)
           -------------------                     ------------------
European Ventures Corp.
P.O. Box 47 Road Town                                   1,440,700 (4)                                26.8%
Tortola, British Virgin Islands

Harold Rashbaum
c/o Hollywood Productions, Inc.                          -- (5)                                      1.2%
14 East 60th Street, Suite 402
New York, New York 10022

Robert DiMilia
c/o Hollywood Productions, Inc.                          -- (6)                                        *
14 East 60th Street, Suite 402
New York, New York 10022

Alain Le Guillou, M.D.
c/o Hollywood Productions, Inc.                          --                                           --
14 East 60th Street, Suite 402
New York, New York 10022

James Frakes
c/o Hollywood Productions, Inc.                          --                                           --
14 East 60th Street, Suite 402
New York, New York 10022
All Officers and Directors as a Group (four persons)
                                                         -- (5)(6)                                   1.8%


*  Less than 1%

     (1) Unless otherwise noted, all of the shares shown are held by individuals or entities possessing sole voting and investment power with respect to such shares. Shares not outstanding but deemed beneficially owned by virtue of the right of an individual or entity to acquire them within 60 days, whether by the exercise of options or warrants, are deemed outstanding in determining the number of shares beneficially owned by such person or entity.

     (2) The "Percent of Common Stock Beneficially Owned" is calculated by dividing the "Number of Shares Beneficially Owned" by the sum of (i) the total outstanding shares of Common Stock of the Company, and (ii) the number of shares of Common Stock that such person or entity has the right to acquire within 60 days, whether by exercise of options or warrants. The "Percent of Common Stock Beneficially Owned" does not reflect shares beneficially owned by virtue of the right of any person, other than the person named and affiliates of said person, to acquire them within 60 days, whether by exercise of options or warrants.

     (3) Does not give effect to the issuance of (i) 2,560,000 shares of Common Stock issuable upon exercise of the 3,840,000 outstanding Warrants
(warrantholders are entitled to purchase two shares of Common Stock upon exercise of an aggregate of three warrants at an exercise price of $9.00) or
(ii) 133,334 shares of Common Stock reserved for issuance under the Company's Senior Management Incentive Plan.

     (4) Does not include 1,600 shares of Common Stock underlying the 2,400 warrants owned by European Ventures Corp. ("EVC").

     (5) Does not include 66,666 shares of Common Stock underlying an option granted pursuant to the Company's Senior Management Incentive Plan. (6) Does not include 33,332 shares of Common Stock underlying an option granted pursuant to the Company's Senior Management Incentive Plan.

     MATTERS WHICH SHALL BE CONSIDERED AT THE MEETING AND WITH RESPECT TO WHICH ACTION WILL BE TAKEN THEREAT:

     I. AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO CHANGE THE NAME TO SHOPNET.COM, INC.

     The Board of Directors has unanimously approved, subject to shareholder approval, an amendment to the Company's Certificate of Incorporation which will effect a change in the name of the Company to Shopnet.com, Inc. The full text of the proposed changes to the Company's Certificate of Incorporation have been incorporated into the proposed Certificate of Amendment of the Certificate of Incorporation of Hollywood Productions, Inc. included herein as Appendix "A."

     The Board of Directors' decision to change the name of the Company is based on the Company's change in business focus which shall emphasize the business operations of its wholly-owned subsidiary, Breaking Waves, Inc. ("Breaking Waves"), and Play Co. Toys & Entertainment Corp. ("Play Co."), a company which is 25.4% owned by Breaking Waves. Breaking Waves, a designer, manufacturer, and distributor of swimwear, recently expanded its wholesale distribution to the internet and acquired a 25.4% interest in Play Co., a toy retailer and publicly traded company which recently expanded its retail sales to the internet.

     Breaking Waves created its wholesale children's swimwear internet website, www.BreakingWaves.com, in March 1999. The website is designed to complement Breaking Waves' wholesale distribution efforts by providing retailers instant access to more than 200 styles of Breaking Waves swimwear. The entire line of Breaking Waves swimwear, including products marketed under the "Breaking Waves," "All Waves," "Daffy Waterwear," and "Jet Ski" brands, is available for online purchase by retailers. Management believes that the website will fill the needs of existing and potential customers and the advantages and efficiencies created by the website will assist Breaking Waves in increasing brand awareness as well as market share. Marketing strategies for "driving" retailers to the site include co-op trade advertisements, tradeshow exposure, direct mail, and inclusion of the website address on all corporate collateral and product labels.

     On March 3, 1999, Play Co. created the first of two dedicated electronic commerce websites. The first site, www.ToysWhyPayRetail.com, allows consumers to purchase, at near wholesale prices, overstocks, special buys, and overruns on mostly name-brand toys purchased by Play Co. out of season. Play Co. plans to offer approximately 1000 items for sale on the website. Play Co. expects to finalize the creation of its second electronic commerce website in April or May 1999 and will focus same on collectible and imported specialty merchandise such as die-cast cars, dolls, plush toys, trains, and collectible action figures. In conjunction with this second website, Play Co. plans to place computers in several of its retail locations to allow its customers to place orders on the website for goods otherwise not sold in such stores.

     Management believes that the new name, Shopnet.com, Inc., shall be an integral part of the Company's development in terms of public recognition of its corporate strategy and product development. Additionally, management believes that changing the name of the Company positively will influence the e-commerce marketing strategies of Breaking Waves and Play Co.

     The Company believes that the name change will not detrimentally affect its business. Public recognition of the Company's name, which affects the business of the Company, is generally limited to the motion picture industry. Thus, notification of the name change to parties with whom the Company does business should prove to be a simple matter.

     Shareholders will not be required to submit their stock certificates for exchange. Following the effective date of the amendment changing the name of the Company, all new stock certificates issued by the Company will be overprinted with the Company's new name.

     The affirmative vote of the holders of a majority of the shares of the Common Stock issued and outstanding on the record date, voting together as a single class, is required for the approval of this proposal.

     The Board of Directors deems this proposal to be in the best interests of the Company and its shareholders and recommends that you vote "FOR" approval thereof.

                             FINANCIAL INFORMATION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998 (SANS EXHIBITS), FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, ACCOMPANIES THIS PROXY STATEMENT. SAME SHALL BE FURNISHED (SANS EXHIBITS) TO SHAREHOLDERS, WITHOUT CHARGE, UPON WRITTEN REQUEST THEREFOR SENT TO ROBERT DIMILIA, SECRETARY, HOLLYWOOD PRODUCTIONS, INC., 14 EAST 60TH STREET, SUITE 402, NEW YORK, NEW YORK 10022.


                               II. OTHER BUSINESS

     As of the date of this proxy statement, the only business which the Board of Directors intends to present and knows that others will present at the Special Meeting is that herein set forth. If any other matter is properly brought before the Special Meeting or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

Shareholder Proposals

     Proposals of shareholders intended to be presented at the Company's 1999 Annual Meeting of Shareholders must be received by the Company on or prior to June 18, 1999 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the 1999 Annual Meeting of Shareholders.

                                             By Order of the Board of Directors,

                                                                  Robert DiMilia
                                                                       Secretary

April 23, 1999

   Whether Or Not You Expect To Attend The Meeting, Please Complete And Return Your Proxy Promptly In The Enclosed Envelope. No Postage Is Required If It
                   Is Mailed In The United States Of America.

                                   Appendix A

                            CERTIFICATE OF AMENDMENT

                                     OF THE

                          CERTIFICATE OF INCORPORATION

                                       OF

                           HOLLYWOOD PRODUCTIONS, INC.

               Under Section 242 of the Delaware Corporation Law:

     The   undersigned,   for  the  purpose  of  amending  the   Certificate  of
Incorporation of Hollywood Productions, Inc., does hereby certify and set forth:

         FIRST:

         The name of the Corporation is

                           HOLLYWOOD PRODUCTIONS, INC.

         SECOND:

     The Certificate of Incorporation was filed by the Department of State on December 1, 1995.

         THIRD:

     The amendment to the Certificate of Incorporation of the Corporation effected by this Certificate of Amendment is to change the name of the Corporation from Hollywood Productions, Inc. to Shopnet.com, Inc.

     The Certificate of Incorporation of the Corporation is amended by changing "Article First," so that, as amended, said Article shall read as follows:

                  FIRST:            The name of the Corporation is

                                    SHOPNET.COM, INC.

         FOURTH:

     The amendment to the Certificate of Incorporation of the Corporation set forth above was adopted by majority consent of the shareholders at a special meeting held on the 10th day of May 1999.

     IN WITNESS WHEREOF, the undersigned President and Secretary of the Corporation have executed this Certificate of Amendment on this 10th day of May 1999.

HOLLYWOOD PRODUCTIONS, INC.


Harold Rashbaum, President


Robert DiMilia, Secretary

                           HOLLYWOOD PRODUCTIONS, INC.

                 Special Meeting of Shareholders - May 10, 1999

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

     The undersigned hereby appoints Harold Rashbaum and Robert DiMilia, and each of them, proxies, with full power of substitution to each to vote all shares of Common Stock of Hollywood Productions, Inc. owned by the undersigned at the Special Meeting of Shareholders of Hollywood Productions, Inc. to be held May 10, 1999 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:


     1. To authorize the proposal to amend the Company's Certificate of Incorporation to effect a change in the name of the Company from Hollywood Productions, Inc. to Shopnet.com, Inc.;

[ ] FOR                  [ ] AGAINST                   [ ] ABSTAIN


     and to vote upon such other business as may properly come before the meeting or any adjournment thereof, all as described in the Proxy Statement dated April 23, 1999, receipt of which is hereby acknowledged.

(continued and to be signed on the reverse side)

     Either of the proxies or his respective substitute who shall be present and acting shall have and may exercise all the powers hereby granted.

     THE SHARES REPRESENTED BY THIS PROXY SHALL BE VOTED FOR THE PROPOSAL TO AMEND THE COMPANY'S CERTIFICATE OF INCORPORATION TO EFFECT A CHANGE IN THE NAME OF THE COMPANY TO SHOPNET.COM, INC., UNLESS CONTRARY INSTRUCTIONS ARE GIVEN.

     Said proxies will use their discretion with respect to any other matters which properly come before the meeting.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. PLEASE SIGN AND RETURN THE PROXY IN THE ENCLOSED ENVELOPE.


     Dated: , 1999

     (Please date and sign exactly as name appears at left. For joint accounts, each joint owner should sign; executors, administrators, trustees, etc., should also so indicate when signing.)